                                                                  EXHIBIT 10(20)


                                                                  CONFORMED COPY


                                                          INVESTMENT NUMBER 8138

================================================================================



                               GUARANTEE AGREEMENT



                                    BETWEEN



                           CANARGO ENERGY CORPORATION


                                       and


                        INTERNATIONAL FINANCE CORPORATION





                             DATED DECEMBER 17, 1998



================================================================================

                                TABLE OF CONTENTS


Article of
  Section                                                                                   Page No.
  -------                                                                                   --------
ARTICLE I ......................................................................................2
DEFINITIONS AND INTERPRETATION..................................................................2
     SECTION 1.01. DEFINED TERMS................................................................2
     SECTION 1.02. GUARANTEED OBLIGATIONS.......................................................2
     SECTION 1.03.  INTERPRETATION..............................................................2

ARTICLE II......................................................................................3
GUARANTEE.......................................................................................3
     SECTION 2.01. GUARANTEE....................................................................3
     SECTION 2.02. CONTINUING GUARANTEE.........................................................4
     SECTION 2.03. NO SET-OFF...................................................................4
     SECTION 2.04. TAXES........................................................................4
     SECTION 2.05. CERTIFICATE CONCLUSIVE.......................................................5
     SECTION 2.06. APPLICATION OF PAYMENTS......................................................5
     SECTION 2.07. ALLOCATION...................................................................6

ARTICLE III.....................................................................................6
SAVING PROVISIONS...............................................................................6
     SECTION 3.01. INCREASE IN GUARANTEED OBLIGATIONS...........................................6
     SECTION 3.02. WAIVER OF DEFENSES...........................................................6
     SECTION 3.03. IMMEDIATE RECOURSE...........................................................7
     SECTION 3.04. SUBROGATION..................................................................7
     SECTION 3.05. BANKRUPTCY OR LIQUIDATION OF COMPANY.........................................8
     SECTION 3.06. APPROPRIATION OF MONEYS......................................................8
     SECTION 3.07. RESTRUCTURING................................................................9
     SECTION 3.08. ADDITIONAL SECURITY..........................................................9

ARTICLE IV......................................................................................9
INDEMNITY.......................................................................................9
     SECTION 4.01. INDEMNITY....................................................................9

                                     - II -


ARTICLE OR
  SECTION                                                                                  PAGE NO.
  -------                                                                                  --------
ARTICLE V......................................................................................10
REPRESENTATIONS AND WARRANTIES.................................................................10
     SECTION 5.01. REPRESENTATIONS AND WARRANTIES..............................................10
     SECTION 5.02. IFC RELIANCE................................................................11
     SECTION 5.03. RIGHTS AND REMEDIES NOT LIMITED.............................................11

ARTICLE VI.....................................................................................13
COVENANTS......................................................................................13
     SECTION 6.01. GUARANTOR'S COVENANTS.......................................................13

ARTICLE VII....................................................................................14
MISCELLANEOUS..................................................................................14
     SECTION 7.01. NOTICES.....................................................................14
     SECTION 7.02. ENGLISH LANGUAGE............................................................16
     SECTION 7.03. EXPENSES....................................................................16
     SECTION 7.04. REMEDIES AND WAIVERS........................................................16
     SECTION 7.05. JURISDICTION AND ENFORCEMENT................................................16
     SECTION 7.06. CONFIDENTIAL INFORMATION....................................................19
     SECTION 7.07. SUCCESSORS AND ASSIGNS......................................................19
     SECTION 7.08. AMENDMENT...................................................................19
     SECTION 7.09. COUNTERPARTS................................................................20

                               GUARANTEE AGREEMENT


         GUARANTEE AGREEMENT DATED DECEMBER 17, 1998, BETWEEN CANARGO ENERGY CORPORATION (THE "GUARANTOR") AND INTERNATIONAL FINANCE CORPORATION ("IFC").

         WHEREAS:

                           (A) BY A CONVERTIBLE LOAN AGREEMENT (THE "CONVERTIBLE
                  LOAN AGREEMENT") DATED AS OF THE DATE HEREOF, BETWEEN IFC AND NINOTSMINDA OIL COMPANY (THE "COMPANY"), IFC HAS AGREED TO EXTEND TO THE COMPANY A CONVERTIBLE LOAN (THE "LOAN") IN THE PRINCIPAL AMOUNT OF SIX MILLION DOLLARS ($6,000,000), ON THE TERMS AND SUBJECT TO THE CONDITIONS SET FORTH IN THE CONVERTIBLE LOAN AGREEMENT.

                           (B) THE GUARANTOR HAS BEEN PROVIDED WITH, AND HEREBY
                  ACKNOWLEDGES RECEIPT OF, A CONFORMED COPY OF THE CONVERTIBLE LOAN AGREEMENT.

                           (C) BY VIRTUE OF SECTION 6.01(D) OF THE CONVERTIBLE
                  LOAN AGREEMENT, IT IS A CONDITION OF THE INITIAL DISBURSEMENT OF THE LOAN THAT THE GUARANTOR HAS GUARANTEED THE OBLIGATIONS OF THE COMPANY IN RESPECT OF THE LOAN ON TERMS AND CONDITIONS SATISFACTORY TO IFC.

                           (D) THE GUARANTOR WILL OBTAIN BENEFITS AS A RESULT OF
                  THE LOAN MADE TO THE COMPANY UNDER THE CONVERTIBLE LOAN AGREEMENT AND, ACCORDINGLY, DESIRES TO EXECUTE AND DELIVER THIS GUARANTEE IN ORDER TO SATISFY THE CONDITION DESCRIBED IN THE PRECEDING PARAGRAPH.

                           (E) THE GUARANTOR, TO INDUCE IFC TO MAKE THE LOAN
                  AND, IN PARTICULAR, THE FIRST DISBURSEMENT OF THE LOAN, HAS AGREED TO GUARANTEE SUCH OBLIGATIONS OF THE COMPANY.

         NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

                                   ARTICLE I

                         DEFINITIONS AND INTERPRETATION


         SECTION 1.01. DEFINED TERMS. TERMS DEFINED IN THE CONVERTIBLE LOAN AGREEMENT HAVE THE SAME MEANINGS WHEN USED IN THIS GUARANTEE, UNLESS THE CONTEXT OTHERWISE REQUIRES.

         SECTION 1.02. GUARANTEED OBLIGATIONS. IN THIS GUARANTEE:

         (A) THE TERM "GUARANTEED OBLIGATIONS" MEANS ALL DEBTS AND MONETARY LIABILITIES OF THE COMPANY TO IFC UNDER OR IN RELATION TO THE CONVERTIBLE LOAN AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT AND IN ANY CAPACITY IRRESPECTIVE OF WHETHER THE DEBTS OR LIABILITIES:

                  (I) ARE PRESENT OR FUTURE;

                  (II) ARE ACTUAL, PROSPECTIVE, CONTINGENT OR OTHERWISE;

                  (III) ARE AT ANY TIME ASCERTAINED OR UNASCERTAINED;

                  (IV) ARE OWED OR INCURRED AS PRINCIPAL, INTEREST, FEES,
            CHARGES, TAXES, DUTIES OR OTHER IMPOSTS, DAMAGES (WHETHER FOR BREACH OF CONTRACT OR TORT OR INCURRED ON ANY OTHER GROUND), LOSSES, COSTS OR EXPENSES, OR ON ANY OTHER ACCOUNT;

                  (V) ARE OWED AT STATED MATURITY, UPON PREPAYMENT, FOLLOWING
            ACCELERATION, OR OTHERWISE, OR


                  (VI) COMPRISE ANY COMBINATION OF THE ABOVE; AND

         (B) THE TERM "THIS GUARANTEE" INCLUDES THE INDEMNITY SET FORTH IN
ARTICLE IV.

         (C) THE TERM "PRO-RATA SHARE" MEANS A PERCENTAGE OF THE GUARANTEED OBLIGATIONS BASED ON THE GUARANTOR'S PRO-RATA OWNERSHIP INTEREST IN THE COMPANY.

         SECTION 1.03. INTERPRETATION IN THIS AGREEMENT, UNLESS THE CONTEXT OTHERWISE REQUIRES:

         (A) HEADINGS ARE FOR CONVENIENCE ONLY AND DO NOT AFFECT THE INTERPRETATION OF THIS AGREEMENT;

         (B) WORDS IMPORTING THE SINGULAR INCLUDE THE PLURAL AND VICE VERSA;

         (C) AN EXPRESSION IMPORTING A NATURAL PERSON INCLUDES ANY COMPANY, PARTNERSHIP, TRUST, JOINT VENTURE, ASSOCIATION, CORPORATION OR OTHER BODY CORPORATE AND ANY GOVERNMENTAL OR SEMI GOVERNMENTAL AUTHORITY OR AGENCY,

         (D) A REFERENCE TO A SECTION, ARTICLE, PARAGRAPH, PARTY, ANNEX, EXHIBIT, OR SCHEDULE IS A REFERENCE TO A SECTION, ARTICLE AND PARAGRAPH OF, AND A PARTY, ANNEX, EXHIBIT AND SCHEDULE TO, THIS AGREEMENT;

         (E) A REFERENCE TO A DOCUMENT INCLUDES AN AMENDMENT OR SUPPLEMENT TO, OR REPLACEMENT OR NOVATION OF, THAT DOCUMENT BUT DISREGARDING ANY AMENDMENT, SUPPLEMENT, REPLACEMENT OR NOVATION MADE IN BREACH OF THIS AGREEMENT; AND

         (F) A REFERENCE TO A PARTY TO ANY DOCUMENT INCLUDES THAT PARTY'S SUCCESSORS AND PERMITTED ASSIGNS.


                                   ARTICLE II

                                    GUARANTEE


         SECTION 2.01. GUARANTEE. THE GUARANTOR IRREVOCABLY, ABSOLUTELY AND
UNCONDITIONALLY:

         (A) AS PRIMARY OBLIGOR AND NOT MERELY AS SURETY, GUARANTEES TO IFC THE DUE AND PUNCTUAL PAYMENT OF THE GUARANTEED OBLIGATIONS, WHETHER AT STATED MATURITY, UPON PREPAYMENT, FOLLOWING ACCELERATION OR OTHERWISE, AND AGREES TO PAY ANY AND ALL EXPENSES (INCLUDING COUNSEL FEES AND EXPENSES) INCURRED BY IFC IN ENFORCING ANY RIGHTS UNDER THIS GUARANTEE, UP TO AN AMOUNT EQUAL TO ITS PRO-RATA SHARE; AND

         (B) UNDERTAKES WITH IFC THAT WHENEVER THE COMPANY DOES NOT PAY ANY AMOUNT OF THE GUARANTEED OBLIGATIONS WHEN DUE THE GUARANTOR WILL, IMMEDIATELY, AND IN ANY EVENT FORTHWITH UPON DEMAND BY IFC, PAY SUCH AMOUNT, UP TO ITS PRO-RATA SHARE, TO IFC, IN THE CURRENCY PRESCRIBED IN THE CONVERTIBLE LOAN AGREEMENT OR THE RELEVANT TRANSACTION DOCUMENT, AND OTHERWISE IN THE SAME MANNER IN ALL RESPECTS AS THE GUARANTEED OBLIGATIONS ARE REQUIRED TO BE PAID BY THE COMPANY.

         SECTION 2.02. CONTINUING GUARANTEE. (A) THE GUARANTEE AND THE INDEMNITY CONTAINED IN THIS GUARANTEE IS EACH A CONTINUING OBLIGATION OF THE GUARANTOR, AND SHALL REMAIN IN FULL FORCE AND EFFECT UNTIL THE EARLIER OF:

                  (I) THE GUARANTEED OBLIGATIONS HAVE BEEN FULLY PAID STRICTLY
            IN ACCORDANCE WITH THE PROVISIONS OF THE CONVERTIBLE LOAN AGREEMENT AND THE TRANSACTION DOCUMENTS; OR

                  (II) THE FINANCIAL COMPLETION DATE.

         (B) THE GUARANTEE AND THE INDEMNITY CONTAINED IN THIS GUARANTEE SHALL BE ADDITIONAL, SEPARATE AND INDEPENDENT OBLIGATIONS OF THE GUARANTOR.

         (C) THE GUARANTEE AND THE INDEMNITY CONTAINED IN THIS GUARANTEE SHALL SURVIVE THE TERMINATION OF ANY TRANSACTION DOCUMENT.

         (D) THE GUARANTOR'S OBLIGATIONS UNDER THIS GUARANTEE CAN BE DISCHARGED ONLY BY PERFORMANCE AND THEN ONLY TO THE EXTENT OF SUCH PERFORMANCE. THE GUARANTOR'S OBLIGATIONS ARE NOT SUBJECT TO, AND THE GUARANTOR HEREBY WAIVES THE REQUIREMENT FOR, ANY PRIOR NOTICE TO, PROTEST, DEMAND UPON OR ACTION AGAINST THE COMPANY, OR ANY PRIOR NOTICE TO THE GUARANTOR WITH REGARD TO ANY DEFAULT BY THE COMPANY.

         (E) THIS GUARANTEE SHALL CONTINUE TO BE EFFECTIVE, OR BE REINSTATED, AS THE CASE MAY BE, IF AT ANY TIME ANY PAYMENT OF A GUARANTEED OBLIGATION IS RESCINDED OR MUST OTHERWISE BE RETURNED BY IFC OR ANY OTHER PERSON AS A RESULT OF A COURT ORDER OR OTHERWISE UPON THE INSOLVENCY, BANKRUPTCY OR REORGANIZATION OF ANY PERSON, AS THOUGH SUCH PAYMENT HAD NOT BEEN MADE.

         SECTION 2.03. NO SET-OFF. ALL PAYMENTS WHICH THE GUARANTOR IS REQUIRED TO MAKE UNDER THIS GUARANTEE SHALL BE WITHOUT ANY SET-OFF, COUNTERCLAIM OR CONDITION.

         SECTION 2.04. TAXES. (A) THE GUARANTOR SHALL PAY OR CAUSE TO BE PAID ALL PRESENT AND FUTURE TAXES, DUTIES, FEES AND OTHER CHARGES OF WHATSOEVER NATURE, IF ANY, NOW OR IN THE FUTURE LEVIED OR IMPOSED BY CANADA OR GEORGIA OR BY ANY AUTHORITY OF EITHER OF THE FOREGOING, OR BY ANY ORGANIZATION OF WHICH EITHER OF THE FOREGOING IS A MEMBER OR ANY JURISDICTION THROUGH OR OUT OF WHICH A PAYMENT IS MADE ON OR IN CONNECTION WITH THE PAYMENT OF ANY AND ALL AMOUNTS DUE UNDER THIS GUARANTEE.

         (B) ALL PAYMENTS DUE UNDER THIS GUARANTEE SHALL BE MADE WITHOUT DEDUCTION FOR OR ON ACCOUNT OF ANY SUCH TAXES, DUTIES, FEES OR OTHER CHARGES.

         (C) IF THE GUARANTOR IS PREVENTED BY OPERATION OF LAW OR OTHERWISE FROM MAKING OR CAUSING TO BE MADE SUCH PAYMENTS WITHOUT DEDUCTION, THE AMOUNTS DUE UNDER THIS GUARANTEE SHALL BE INCREASED, AND THE GUARANTOR SHALL PAY, SUCH AMOUNT AS MAY BE NECESSARY SO THAT IFC RECEIVES THE FULL AMOUNT IT WOULD HAVE RECEIVED (TAKING INTO ACCOUNT ANY SUCH TAXES, DUTIES, FEES OR OTHER CHARGES PAYABLE ON AMOUNTS PAYABLE BY THE GUARANTOR UNDER THIS SUBSECTION) HAD SUCH PAYMENTS BEEN MADE WITHOUT SUCH DEDUCTION.

         (D) IF SUBSECTION (C) ABOVE APPLIES AND IFC SO REQUIRES, THE GUARANTOR SHALL DELIVER TO IFC OFFICIAL TAX RECEIPTS EVIDENCING PAYMENT (OR CERTIFIED COPIES OF THEM) WITHIN THIRTY (30) DAYS OF THE DATE OF PAYMENT.

         SECTION 2.05. CERTIFICATE CONCLUSIVE. A CERTIFICATE OF IFC STATING:

         (A) THE AMOUNT OF THE GUARANTEED OBLIGATIONS DUE AND PAYABLE; OR

         (B) ANY AMOUNT DUE AND PAYABLE BY THE GUARANTOR UNDER THIS GUARANTEE;
OR

         (C) THE AMOUNT OF THE GUARANTEED OBLIGATIONS, WHETHER CURRENTLY DUE AND PAYABLE OR NOT,

SHALL BE CONCLUSIVE IN THE ABSENCE OF MANIFEST ERROR.

         SECTION 2.06. APPLICATION OF PAYMENTS. IFC MAY APPLY ANY AMOUNTS RECEIVED BY IT OR RECOVERED UNDER:

         (A) ANY IFC SECURITY; AND

         (B) ANY OTHER DOCUMENT OR AGREEMENT WHICH IS A SECURITY FOR ANY OF THE GUARANTEED OBLIGATIONS AND ANY OTHER MONEYS, IN SUCH MANNER AS IT DETERMINES IN ITS ABSOLUTE DISCRETION.

         SECTION 2.07. ALLOCATION. IF THE GUARANTOR AT ANY TIME PAYS TO IFC AN AMOUNT LESS THAN THE FULL AMOUNT THEN DUE AND PAYABLE TO IFC UNDER THIS GUARANTEE, IFC MAY ALLOCATE AND APPLY SUCH PAYMENT IN ANY WAY OR MANNER AND FOR SUCH PURPOSE OR PURPOSES AS IFC IN ITS SOLE DISCRETION DETERMINES, NOTWITHSTANDING ANY INSTRUCTION THAT THE GUARANTOR MIGHT GIVE TO THE CONTRARY.


                                   ARTICLE III

                                SAVING PROVISIONS


         SECTION 3.01. INCREASE IN GUARANTEED OBLIGATIONS. THE OBLIGATIONS OF THE GUARANTOR UNDER THIS GUARANTEE SHALL EXTEND TO ANY INCREASE IN THE GUARANTEED OBLIGATIONS AS A RESULT OF:

         (A) ANY AMENDMENT, SUPPLEMENT, RENEWAL OR REPLACEMENT OF ANY TRANSACTION DOCUMENT; OR

         (B) THE OCCURRENCE OF ANY OTHER THING; AND

         (C) REGARDLESS OF WHETHER THE GUARANTOR IS AWARE OF, CONSENTED TO OR IS GIVEN NOTICE OF ANY ALTERATION, VARIATION, AMENDMENT, SUPPLEMENT, RENEWAL OR REPLACEMENT OF ANY TRANSACTION DOCUMENT OR THE OCCURRENCE OF SUCH OTHER THING.

         SECTION 3.02. WAIVER OF DEFENSES. THE GUARANTOR'S OBLIGATIONS UNDER THIS GUARANTEE SHALL BE IRREVOCABLE, ABSOLUTE AND UNCONDITIONAL, IRRESPECTIVE OF, AND SHALL NOT BE AFFECTED OR IMPAIRED BY, ANY ACT, OMISSION, CIRCUMSTANCE (OTHER THAN COMPLETE PAYMENT OF THE GUARANTEED OBLIGATIONS), MATTER OR THING WHICH, BUT FOR THIS PROVISION, WOULD REDUCE, RELEASE OR PREJUDICE ANY OF ITS OBLIGATIONS UNDER THIS GUARANTEE OR WHICH MIGHT OTHERWISE CONSTITUTE A LEGAL OR EQUITABLE DISCHARGE OR DEFENSE OF A SURETY OR A GUARANTOR, INCLUDING (WHETHER OR NOT KNOWN TO THE GUARANTOR OR TO IFC):

         (A) ANY TIME, WAIVER, COMPOSITION, FORBEARANCE OR CONCESSION GIVEN TO THE COMPANY OR ANY OTHER PERSON;

         (B) ANY ASSERTION OF, OR FAILURE TO ASSERT, OR DELAY IN ASSERTING, ANY RIGHT, POWER OR REMEDY AGAINST THE COMPANY OR ANY OTHER PERSON, OR IN RESPECT OF ANY SECURITY FOR THE LOAN;

         (C) ANY TAKING, EXCHANGE, RELEASE OR NON-PERFECTION OF THE IFC SECURITY, OR ANY TAKING, RELEASE OR AMENDMENT OR WAIVER OF OR CONSENT TO DEPARTURE FROM ANY OTHER GUARANTY, FOR ALL OR ANY OF THE GUARANTEED OBLIGATIONS;

         (D) ANY MANNER OF APPLICATION OF THE IFC SECURITY, OR PROCEEDS THEREOF, TO ALL OR ANY OF THE GUARANTEED OBLIGATIONS, OR ANY MANNER OF SALE OR OTHER DISPOSITION OF ANY COLLATERAL FOR ALL OR ANY OF THE GUARANTEED OBLIGATIONS UNDER THE TRANSACTION DOCUMENTS;

         (E) ANY AMPLIFICATION, AMENDMENT (HOWEVER FUNDAMENTAL), VARIATION OR REPLACEMENT OF THE PROVISIONS OF ANY TRANSACTION DOCUMENT OR OF ANY OTHER AGREEMENT OR SECURITY BETWEEN IFC AND THE COMPANY;

         (F) ANY FAILURE OF THE COMPANY OR THE GUARANTOR TO COMPLY WITH ANY REQUIREMENT OF ANY LAW, REGULATION OR ORDER;

         (G) ANY CHANGE, RESTRUCTURING, REORGANIZATION OR TERMINATION OF THE LEGAL STATUS OR STRUCTURE OF THE COMPANY OR THE GUARANTOR;

         (H) THE OCCURRENCE AND/OR CONTINUANCE OF ANY BANKRUPTCY,
REORGANIZATION, ARRANGEMENT, ADJUSTMENT OF DEBT, RELIEF OF DEBTORS, DISSOLUTION, INSOLVENCY, LIQUIDATION OR SIMILAR PROCEEDINGS WITH RESPECT TO THE COMPANY OR THE GUARANTOR;

         (I) ANY PURPORTED OR ACTUAL ASSIGNMENT OF THE LOAN BY IFC TO ANY OTHER PARTY; OR

         (J) THE CONVERTIBLE LOAN AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT BEING IN WHOLE OR IN PART ILLEGAL, VOID, VOIDABLE, AVOIDED, INVALID, UNENFORCEABLE OR OTHERWISE OF LIMITED FORCE AND EFFECT.

         SECTION 3.03. IMMEDIATE RECOURSE. THE GUARANTOR WAIVES ANY RIGHT IT MAY HAVE OF FIRST REQUIRING IFC (OR ANY TRUSTEE, AGENT OR OTHER PERSON ACTING ON ITS BEHALF) TO PROCEED AGAINST OR ENFORCE ANY OTHER RIGHTS OR SECURITY OR CLAIM PAYMENT FROM ANY PERSON BEFORE CLAIMING FROM THE GUARANTOR UNDER THIS GUARANTEE.

         SECTION 3.04. SUBROGATION. IF ANY AMOUNTS HAVE BECOME PAYABLE OR HAVE BEEN PAID BY THE GUARANTOR UNDER THIS GUARANTEE, THE GUARANTOR SHALL NOT, IN RESPECT OF SUCH MONIES, SEEK TO ENFORCE REPAYMENT, OBTAIN THE BENEFIT OF ANY SECURITY OR EXERCISE ANY OTHER RIGHTS OR LEGAL REMEDIES OF ANY KIND WHICH MAY ACCRUE TO THE GUARANTOR AGAINST THE COMPANY, WHETHER BY WAY OF SUBROGATION, OFFSET, COUNTERCLAIM OR OTHERWISE, WHETHER OR NOT SUCH RIGHTS OR LEGAL REMEDY ARISE IN EQUITY OR UNDER CONTRACT, STATUTE OR COMMON LAW, IN RESPECT OF THE AMOUNT SO PAYABLE OR SO PAID (OR IN RESPECT OF ANY OTHER MONIES FOR THE TIME BEING DUE TO THE GUARANTOR FROM THE COMPANY) IF AND FOR SO LONG AS (I) ANY MONIES WHICH HAVE BECOME PAYABLE TO IFC UNDER THE CONVERTIBLE LOAN AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT REMAIN UNPAID, OR (II) ANY OTHER EVENT OF DEFAULT (OR EVENT WHICH WITH NOTICE, LAPSE OF TIME OR BOTH WOULD BECOME AN EVENT OF DEFAULT) IS IN EXISTENCE. THE GUARANTOR SHALL HOLD IN TRUST FOR, AND FORTHWITH PAY OR TRANSFER TO, IFC ANY PAYMENT OR DISTRIBUTION OR BENEFIT OF SECURITY RECEIVED BY IT CONTRARY TO THIS SECTION 3.04.

         SECTION 3.05. BANKRUPTCY OR LIQUIDATION OF COMPANY. IF THE COMPANY BECOMES BANKRUPT, ENTERS INTO A COMPOSITION OR MAKES ANY ARRANGEMENT WITH ITS CREDITORS, OR IS DISSOLVED, LIQUIDATED OR WOUND UP, THE GUARANTOR SHALL NOT CLAIM, RANK, PROVE OR VOTE AS A CREDITOR OF THE COMPANY OR ITS ESTATE IN COMPETITION WITH IFC IN RESPECT OF ANY AMOUNTS OWING TO THE GUARANTOR BY THE COMPANY ON ANY ACCOUNT WHATSOEVER, BUT INSTEAD SHALL GIVE IFC THE BENEFIT OF ANY SUCH PROOF AND OF ALL AMOUNTS TO BE RECEIVED IN RESPECT OF THAT PROOF UNTIL ALL GUARANTEED OBLIGATIONS HAVE BEEN FULLY PAID. THE GUARANTOR SHALL HOLD IN TRUST FOR, AND FORTHWITH PAY OR TRANSFER TO, IFC ANY PAYMENT OR DISTRIBUTION OR BENEFIT OF SECURITY RECEIVED BY IT CONTRARY TO THIS SECTION 3.05.

         SECTION 3.06. APPROPRIATION OF MONEYS. UNTIL ALL OF THE GUARANTEED OBLIGATIONS HAVE BEEN IRREVOCABLY PAID IN FULL, IFC (OR ANY TRUSTEE, AGENT OR OTHER PERSON ACTING ON ITS BEHALF) MAY:

         (A) REFRAIN FROM APPLYING OR ENFORCING ANY OTHER MONEYS, SECURITY OR RIGHTS HELD OR RECEIVED BY IFC (OR SUCH TRUSTEE, AGENT OR OTHER PERSON) IN RESPECT OF THE GUARANTEED OBLIGATIONS, OR APPLY AND ENFORCE THE SAME IN SUCH MANNER AND ORDER AS IT SEES FIT (WHETHER AGAINST THE GUARANTEED OBLIGATIONS OR OTHERWISE) AND THE GUARANTOR SHALL NOT BE ENTITLED TO THE BENEFIT OF THE SAME; AND

         (B) HOLD AND KEEP FOR SUCH TIME AS IT THINKS PRUDENT ANY MONIES RECEIVED, RECOVERED OR REALIZED UNDER THIS GUARANTEE, TO THE CREDIT EITHER OF THE GUARANTOR OR SUCH OTHER PERSON OR PERSONS AS IT THINKS FIT.

         SECTION 3.07. RESTRUCTURING. (A) IFC SHALL, WITHOUT THE CONSENT OF THE GUARANTOR, BE ENTITLED TO RESCHEDULE OR RESTRUCTURE PRINCIPAL, INTEREST AND OTHER AMOUNTS PAYABLE UNDER THE CONVERTIBLE LOAN AGREEMENT, TO RELEASE THE COMPANY FROM ITS OBLIGATIONS THEREUNDER AND/OR TO ACCEPT A NEW DEBTOR. THE GUARANTOR'S LIABILITY UNDER THIS GUARANTY SHALL NOT BE AFFECTED BY SUCH MEASURES, AND THE GUARANTOR UNDERTAKES TO PAY IFC IN ACCORDANCE WITH THE TERMS HEREOF, ALL SUCH AMOUNTS IN FULL WHEN DUE.

         (B) IFC (OR ANY TRUSTEE, AGENT OR OTHER PERSON ACTING ON ITS BEHALF) MAY CONCEDE OR COMPROMISE ANY CLAIM THAT ANY PAYMENT, SECURITY OR OTHER DISPOSITION IS LIABLE TO AVOIDANCE OR RESTORATION.

         SECTION 3.08. ADDITIONAL SECURITY. THIS GUARANTEE IS IN ADDITION TO AND IS NOT IN ANY WAY PREJUDICED BY ANY OTHER COMPONENT OF THE IFC SECURITY, OR ANY COLLATERAL OR OTHER SECURITY NOW OR HEREAFTER HELD BY IFC, NOR SHALL SUCH COLLATERAL OR OTHER SECURITY HELD BY IFC OR THE LIABILITY OF ANY PERSON FOR ALL OR ANY PART OF THE GUARANTEED OBLIGATIONS BE IN ANY MANNER PREJUDICED OR AFFECTED BY THIS GUARANTEE.


                                   ARTICLE IV

                                    INDEMNITY


         SECTION 4.01. INDEMNITY. (A) IF ANY OF THE GUARANTEED OBLIGATIONS ARE IRRECOVERABLE FROM THE COMPANY, OR NOT RECOVERABLE BY IFC FROM
THE GUARANTOR ON THE BASIS OF A GUARANTEE, THEN THE GUARANTOR:

                  (I) SHALL PAY TO IFC AN AMOUNT EQUAL TO THE GUARANTEED
            OBLIGATIONS UP TO ITS PRO-RATA SHARE; AND

                  (II) SHALL INDEMNIFY IFC AGAINST ANY CLAIM, ACTION, DAMAGE,
            LOSS, LIABILITY, COST, CHARGE AND EXPENSE, OUTGOING OR PAYMENT SUFFERED, PAID OR INCURRED BY IFC IN RELATION TO THE NON-PAYMENT OF THE GUARANTEED OBLIGATIONS UP TO ITS PRO-RATA SHARE.

         (B) PARAGRAPH (A) ABOVE APPLIES TO ANY GUARANTEED OBLIGATIONS WHICH ARE OR MAY BE IRRECOVERABLE IRRESPECTIVE OF WHETHER:

                  (I) THEY ARE OR MAY BE IRRECOVERABLE BY REASON OF ANY EVENT
            DESCRIBED IN SECTION 4.01; OR

                  (II) THE TRANSACTIONS OR ANY OF THEM RELATING TO THOSE MONEYS
            ARE VOID OR ILLEGAL OR AVOIDED OR OTHERWISE UNENFORCEABLE; OR

                  (III) THEY ARE OR MAY BE IRRECOVERABLE BY REASON OF ANY OTHER
            FACT OR CIRCUMSTANCE WHATSOEVER; OR

                  (IV) ANY OTHER MATTERS RELATING TO THE GUARANTEED OBLIGATIONS
            ARE OR SHOULD HAVE BEEN WITHIN THE KNOWLEDGE OF IFC.


                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES


         SECTION 5.01. REPRESENTATIONS AND WARRANTIES. THE GUARANTOR REPRESENTS AND WARRANTS THAT AS OF THE DATE OF THIS GUARANTEE:

         (A) IT IS A COMPANY DULY ORGANIZED, VALIDLY EXISTING, AND IN GOOD STANDING UNDER THE LAWS OF ITS JURISDICTION OF INCORPORATION, AND HAS THE CORPORATE POWER TO ENTER INTO AND DELIVER AND TO PERFORM ITS OBLIGATIONS UNDER THIS GUARANTEE;

         (B) THE EXECUTION AND DELIVERY BY IT OF THIS GUARANTEE AND THE PERFORMANCE BY IT OF ITS OBLIGATIONS HEREUNDER HAVE BEEN DULY AUTHORIZED;

         (C) THIS GUARANTEE HAS BEEN DULY EXECUTED BY IT AND CONSTITUTES ITS VALID AND LEGALLY BINDING OBLIGATIONS ENFORCEABLE IN ACCORDANCE WITH ITS TERMS AND WOULD BE SO TREATED IN THE COURTS OF ITS PLACE OF INCORPORATION AND ANY OTHER JURISDICTION TO WHICH THE GUARANTOR HAS AGREED TO SUBMIT IN THIS GUARANTEE;

         (D) NEITHER THE EXECUTION AND DELIVERY BY IT OF THIS GUARANTEE NOR THE PERFORMANCE BY IT OF ITS OBLIGATIONS UNDER THIS GUARANTEE CONFLICTS OR WILL CONFLICT WITH OR RESULT IN ANY BREACH OF ANY OF THE TERMS, CONDITIONS OR PROVISIONS OF, OR VIOLATE OR CONSTITUTE A DEFAULT OR REQUIRE ANY CONSENT UNDER:

                  (I) ANY INDENTURE, MORTGAGE, CONTRACT, AGREEMENT OR OTHER
            INSTRUMENT OR ARRANGEMENT TO WHICH IT IS A PARTY OR WHICH PURPORTS TO BE BINDING UPON IT OR ANY OF ITS PROPERTY OR ASSETS, AND WILL NOT RESULT IN THE IMPOSITION OR CREATION OF ANY LIEN, CHARGE, OR ENCUMBRANCE ON, OR SECURITY

            INTEREST IN, ANY PART THEREOF PURSUANT TO THE PROVISIONS OF ANY SUCH AGREEMENT, INSTRUMENT OR ARRANGEMENT; OR

                  (II) ANY OF THE TERMS OR PROVISIONS OF ITS MEMORANDUM AND
            ARTICLES OF ASSOCIATION; OR

                  (III) ANY STATUTE, RULE OR REGULATION OR ANY JUDGEMENT, DECREE
            OR ORDER OF ANY COURT, GOVERNMENTAL AUTHORITY, BUREAU OR AGENCY BINDING ON OR APPLICABLE TO IT; AND

         (E) ALL AUTHORIZATIONS REQUIRED FOR THE EXECUTION AND DELIVERY OF THIS GUARANTEE BY IT AND THE PERFORMANCE BY IT OF ITS OBLIGATIONS HEREUNDER, HAVE BEEN DULY OBTAINED OR GRANTED AND ARE IN FULL FORCE AND EFFECT.

         SECTION 5.02. IFC RELIANCE. (A) THE GUARANTOR ACKNOWLEDGES THAT IT MAKES THE REPRESENTATIONS IN SECTION 5.01 WITH THE INTENTION OF INDUCING IFC TO ENTER INTO THIS AGREEMENT AND THE CONVERTIBLE LOAN AGREEMENT AND THAT IFC ENTERS INTO THIS AGREEMENT AND THE CONVERTIBLE LOAN AGREEMENT ON THE BASIS OF, AND IN FULL RELIANCE ON, EACH OF SUCH REPRESENTATIONS.

         (B) THE GUARANTOR WARRANTS TO IFC THAT EACH OF SUCH REPRESENTATIONS IS TRUE AND CORRECT IN ALL MATERIAL RESPECTS AS OF THE DATE OF THIS AGREEMENT AND THAT NONE OF THEM OMITS OR MISSTATES ANY MATTER THE OMISSION OR MISSTATEMENT OF WHICH MAKES ANY OF SUCH REPRESENTATIONS MISLEADING.

         SECTION 5.03. RIGHTS AND REMEDIES NOT LIMITED. IFC'S RIGHTS AND REMEDIES IN RELATION TO ANY MISREPRESENTATION OR BREACH OF WARRANTY ON THE PART OF THE GUARANTOR ARE NOT PREJUDICED:

         (A) BY ANY INVESTIGATION BY OR ON BEHALF OF IFC INTO THE AFFAIRS OF THE GUARANTOR;

         (B) BY THE EXECUTION OR THE PERFORMANCE OF THIS AGREEMENT; OR

         (C) BY ANY OTHER ACT OR THING WHICH MAY BE DONE BY OR ON BEHALF OF IFC IN CONNECTION WITH THIS AGREEMENT AND WHICH MIGHT, APART FROM THIS SECTION, PREJUDICE SUCH RIGHTS OR REMEDIES.

                                   ARTICLE VI

                                    COVENANTS


         SECTION 6.01. GUARANTOR'S COVENANTS.  THE GUARANTOR SHALL:

         (A) WHEN REQUESTED BY IFC, DO OR CAUSE TO BE DONE ANYTHING WHICH AIDS THE EXERCISE OF ANY POWER, RIGHT OR REMEDY OF IFC UNDER THIS GUARANTEE INCLUDING, BUT NOT LIMITED TO, THE EXECUTION OF ANY DOCUMENT OR AGREEMENT;

         (B) OBTAIN, MAINTAIN AND RENEW WHEN NECESSARY ALL AUTHORIZATIONS REQUIRED UNDER ANY LAW OR DOCUMENT OR AGREEMENT:

                  (I) TO ENABLE IT TO PERFORM ITS OBLIGATIONS UNDER THIS
            GUARANTEE; OR

                  (II) FOR THE VALIDITY OR ENFORCEABILITY OF THE GUARANTEE;

         (C) COMPLY IN ALL RESPECTS WITH THE TERMS OF THE AUTHORIZATIONS REFERRED TO IN PARAGRAPH (B) ABOVE;

         (D) AS SOON AS AVAILABLE, BUT, IN ANY EVENT, WITHIN FORTY FIVE (45) DAYS AFTER THE END OF EACH QUARTER OF EACH FISCAL YEAR, FURNISH TO IFC:

                  (I) TWO (2) COPIES OF ITS FINANCIAL STATEMENTS FOR SUCH PERIOD
            PREPARED IN ACCORDANCE WITH UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND CONSISTENTLY APPLIED; AND

                  (II) A REPORT ON ANY FACTORS MATERIALLY AND ADVERSELY
            AFFECTING OR WHICH ARE LIKELY TO MATERIALLY AND ADVERSELY AFFECT ITS BUSINESS AND OPERATIONS OR FINANCIAL CONDITION; AND

         (E) AS SOON AS AVAILABLE, BUT, IN ANY EVENT, WITHIN ONE HUNDRED AND TWENTY (120) DAYS AFTER THE END OF EACH FISCAL YEAR, FURNISH TO IFC:

                  (I) TWO (2) COPIES OF THE ITS FINANCIAL STATEMENTS FOR SUCH
            FISCAL YEAR (WHICH ARE IN AGREEMENT WITH ITS BOOKS OF ACCOUNT AND PREPARED IN ACCORDANCE WITH UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES CONSISTENTLY APPLIED), TOGETHER WITH AN AUDIT REPORT ON THEM, ALL IN FORM SATISFACTORY TO IFC; AND

                  (II) A REPORT ON ANY FACTORS MATERIALLY AND ADVERSELY
            AFFECTING OR WHICH ARE LIKELY TO MATERIALLY AND ADVERSELY AFFECT ITS BUSINESS AND OPERATIONS OR FINANCIAL CONDITION.


                                   ARTICLE VII

                                  MISCELLANEOUS


         SECTION 7.01. NOTICES. ANY NOTICE, REQUEST OR OTHER COMMUNICATION TO BE GIVEN OR MADE UNDER THIS GUARANTEE SHALL BE IN WRITING. THE NOTICE, REQUEST OR OTHER COMMUNICATION MAY BE DELIVERED BY HAND, AIRMAIL, FACSIMILE, OR TELEX TO THE PARTY'S ADDRESS SPECIFIED BELOW OR AT SUCH OTHER ADDRESS AS SUCH PARTY NOTIFIES TO THE OTHER PARTY FROM TIME TO TIME AND WILL BE EFFECTIVE UPON RECEIPT.

         FOR THE GUARANTOR:

         CANARGO ENERGY CORPORATION
         P.O. BOX 291
         COMMERCE HOUSE, LES BANQUES
         ST. PETER PORT, GUERNSEY, GY1 3RR
         BRITISH ISLES

         ATTENTION:   CHAIRMAN

         FACSIMILE:   44-1481-729-982

         WITH A COPY SENT TO:

         CANARGO ENERGY CORPORATION
         SUITE 1580, 727 - 7TH AVENUE S.W.
         CALGARY, ALBERTA, CANADA
         T2P  0Z5

         ATTENTION:   PRESIDENT

         FACSIMILE:   (403) 777-1578

         FOR IFC:

         INTERNATIONAL FINANCE CORPORATION
         2121 PENNSYLVANIA AVENUE, N.W.
         WASHINGTON, D.C. 20433
         UNITED STATES OF AMERICA

         ATTENTION:   DIRECTOR, OIL, GAS AND MINING DEPARTMENT

         FACSIMILE:   (202) 974-4322

         WITH A COPY (IN THE CASE OF NOTICES RELATING TO PAYMENTS) TO:

         MANAGER, ACCOUNTING DIVISION

         FACSIMILE:   (202)  974-4371


         SECTION 7.02. ENGLISH LANGUAGE. ALL DOCUMENTS TO BE FURNISHED OR COMMUNICATIONS TO BE GIVEN OR MADE UNDER THIS GUARANTEE SHALL BE IN THE ENGLISH LANGUAGE OR, IF IN ANOTHER LANGUAGE, SHALL BE ACCOMPANIED BY A TRANSLATION INTO ENGLISH SATISFACTORY TO IFC CERTIFIED BY A REPRESENTATIVE OF THE GUARANTOR, WHICH TRANSLATION SHALL BE THE GOVERNING VERSION BETWEEN THE GUARANTOR AND IFC.

         SECTION 7.03. EXPENSES. THE GUARANTOR SHALL PAY TO IFC OR AS IFC MAY DIRECT THE COSTS AND EXPENSES INCURRED BY IFC IN RELATION TO THE ENFORCEMENT OR PROTECTION OR ATTEMPTED ENFORCEMENT OR PROTECTION OF ITS RIGHTS UNDER THIS GUARANTEE, INCLUDING LEGAL AND OTHER PROFESSIONAL CONSULTANTS' FEES AND EXPENSES ON A FULL INDEMNITY BASIS.

         SECTION 7.04. REMEDIES AND WAIVERS. NO FAILURE OR DELAY BY IFC IN EXERCISING ANY POWER, REMEDY, DISCRETION, AUTHORITY OR OTHER RIGHTS UNDER THIS GUARANTEE SHALL WAIVE OR IMPAIR THAT OR ANY OTHER RIGHT OF IFC. NO SINGLE OR PARTIAL EXERCISE OF SUCH A RIGHT SHALL PRECLUDE ITS ADDITIONAL OR FUTURE EXERCISE. NO SUCH WAIVER SHALL WAIVE ANY OTHER RIGHT UNDER THIS GUARANTEE. ALL WAIVERS OR CONSENTS GIVEN UNDER THIS GUARANTEE SHALL BE IN WRITING.

     SECTION 7.05. JURISDICTION AND ENFORCEMENT. (A) THIS AGREEMENT IS GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.

     (B) THE GUARANTOR IRREVOCABLY AGREES THAT ANY LEGAL ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT TO WHICH IT IS A PARTY MAY BE BROUGHT BY IFC IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA LOCATED IN THE SOUTHERN DISTRICT OF NEW YORK. FINAL JUDGMENT AGAINST THE GUARANTOR IN ANY SUCH

ACTION, SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION, BY SUIT ON THE JUDGMENT, A CERTIFIED OR EXEMPLIFIED COPY OF WHICH SHALL BE CONCLUSIVE EVIDENCE OF THE JUDGMENT, OR IN ANY OTHER MANNER PROVIDED BY LAW.

     (C) BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, THE GUARANTOR IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY SUCH COURT IN ANY SUCH ACTION, SUIT OR PROCEEDING AND DESIGNATES, APPOINTS AND EMPOWERS AS ITS AUTHORIZED AGENT TO RECEIVE FOR AND ON ITS BEHALF SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH ACTION, SUIT OR PROCEEDING IN THE STATE OF NEW YORK.

     (D) NOTHING IN THIS AGREEMENT SHALL AFFECT THE RIGHT OF IFC TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE SUE THE GUARANTOR IN ANY JURISDICTION, OR CONCURRENTLY IN MORE THAN ONE JURISDICTION, OR TO SERVE PROCESS, PLEADINGS AND OTHER LEGAL PAPERS UPON THE GUARANTOR IN ANY MANNER AUTHORIZED BY THE LAWS OF ANY SUCH JURISDICTION.

     (E) AS LONG AS THIS AGREEMENT REMAINS IN FORCE, THE GUARANTOR SHALL MAINTAIN A DULY APPOINTED AGENT FOR THE SERVICE OF SUMMONS, COMPLAINT AND OTHER LEGAL PROCESS IN NEW YORK, NEW YORK, UNITED STATES OF AMERICA, FOR PURPOSES OF ANY LEGAL ACTION, SUIT OR PROCEEDING IFC MAY BRING IN RESPECT OF THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT TO WHICH THE GUARANTOR IS A PARTY. THE GUARANTOR SHALL KEEP IFC ADVISED OF THE IDENTITY AND LOCATION OF SUCH AGENT.

     (F) THE GUARANTOR ALSO IRREVOCABLY CONSENTS, IF FOR ANY REASON THE GUARANTOR'S AUTHORIZED AGENT FOR SERVICE OF PROCESS OF SUMMONS, COMPLAINT AND OTHER LEGAL PROCESS IN ANY SUCH ACTION, SUIT OR PROCEEDING IS NOT PRESENT IN NEW YORK, NEW YORK, TO SERVICE OF SUCH PAPERS BEING MADE OUT OF THOSE COURTS BY MAILING COPIES OF THE PAPERS BY REGISTERED UNITED STATES AIR MAIL, POSTAGE PREPAID, TO THE GUARANTOR AT ITS ADDRESS SPECIFIED IN SECTION 7.01. IN SUCH A CASE, IFC SHALL ALSO SEND BY TELEX OR FACSIMILE, OR HAVE SENT BY TELEX OR FACSIMILE, A COPY OF THE PAPERS TO THE GUARANTOR.

     (G) SERVICE IN THE MANNER PROVIDED IN SUBSECTION (F) ABOVE IN ANY SUCH ACTION, SUIT OR PROCEEDING WILL BE DEEMED PERSONAL SERVICE, WILL BE ACCEPTED BY THE GUARANTOR AS SUCH AND WILL BE VALID AND BINDING UPON THE GUARANTOR FOR ALL PURPOSES OF ANY SUCH ACTION, SUIT OR PROCEEDING.

     (H) THE GUARANTOR IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW:

                  (I) ANY OBJECTION WHICH IT MAY HAVE NOW OR IN THE FUTURE TO
            THE LAYING OF THE VENUE OF ANY SUCH ACTION, SUIT OR PROCEEDING IN ANY COURT REFERRED TO IN THIS SECTION;

                  (II) ANY CLAIM THAT ANY SUCH ACTION, SUIT OR PROCEEDING HAS
            BEEN BROUGHT IN AN INCONVENIENT FORUM; AND

                  (III) ITS RIGHT OF REMOVAL OF ANY MATTER COMMENCED BY IFC IN
            THE COURTS OF THE STATE OF NEW YORK TO ANY COURT OF THE UNITED STATES OF AMERICA.

         (I) TO THE EXTENT THAT THE GUARANTOR MAY BE ENTITLED IN ANY JURISDICTION TO CLAIM FOR ITSELF OR ITS ASSETS IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT TO WHICH THE GUARANTOR IS A PARTY FROM ANY SUIT, EXECUTION, ATTACHMENT (WHETHER PROVISIONAL OR FINAL, IN AID OF EXECUTION, BEFORE JUDGMENT OR OTHERWISE) OR OTHER LEGAL PROCESS OR TO THE EXTENT THAT IN ANY JURISDICTION SUCH IMMUNITY (WHETHER OR NOT CLAIMED) MAY BE ATTRIBUTED TO IT OR ITS ASSETS, THE GUARANTOR IRREVOCABLY AGREES NOT TO CLAIM AND IRREVOCABLY WAIVES SUCH IMMUNITY TO THE FULLEST EXTENT PERMITTED BY THE LAWS OF SUCH JURISDICTION.

         (J) THE GUARANTOR HEREBY ACKNOWLEDGES THAT IFC SHALL BE ENTITLED UNDER APPLICABLE LAW, INCLUDING THE PROVISIONS OF THE INTERNATIONAL ORGANIZATIONS IMMUNITIES ACT, TO IMMUNITY FROM A TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY OTHER TRANSACTION DOCUMENT TO WHICH THE GUARANTOR IS A PARTY, BROUGHT AGAINST IFC IN ANY COURT OF THE UNITED STATES OF AMERICA. THE COMPANY HEREBY WAIVES ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT TO WHICH THE GUARANTOR IS A PARTY OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR SUCH TRANSACTION DOCUMENTS, BROUGHT AGAINST IFC IN ANY FORUM IN WHICH IFC IS NOT ENTITLED TO IMMUNITY FROM A TRIAL BY JURY.

         (K) TO THE EXTENT THAT THE GUARANTOR MAY, IN ANY SUIT, ACTION OR PROCEEDING BROUGHT IN ANY OF THE COURTS REFERRED TO IN PARAGRAPH (B) ABOVE OR ELSEWHERE ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT TO WHICH THE GUARANTOR IS A PARTY, BE ENTITLED TO THE BENEFIT OF ANY PROVISION OF LAW REQUIRING IFC IN SUCH SUIT, ACTION OR PROCEEDING TO POST SECURITY FOR THE COSTS OF THE GUARANTOR (CAUTIO JUDICATUM SOLVI), OR TO POST A BOND OR TO TAKE SIMILAR ACTION, THE GUARANTOR HEREBY IRREVOCABLY WAIVES SUCH BENEFIT, IN EACH CASE TO THE FULLEST EXTENT NOW OR IN THE FUTURE PERMITTED UNDER THE LAWS OF THE JURISDICTION IN WHICH SUCH COURT IS LOCATED.

         SECTION 7.06. CONFIDENTIAL INFORMATION. (A) IFC MAY DISCLOSE TO ANY PERSON FOR THE PURPOSE OF EXERCISING ANY POWER, REMEDY, RIGHT, AUTHORITY, OR DISCRETION UNDER THIS GUARANTEE OR ANY OTHER TRANSACTION DOCUMENT IN CONNECTION WITH AN EVENT OF DEFAULT, ANY DOCUMENTS OR RECORDS OF, OR INFORMATION ABOUT, THIS GUARANTEE OR THE ASSETS, BUSINESS OR AFFAIRS OF THE GUARANTOR.

         (B) THE GUARANTOR ACKNOWLEDGES AND AGREES THAT, NOTWITHSTANDING THE TERMS OF ANY OTHER AGREEMENT BETWEEN THE GUARANTOR AND IFC, A DISCLOSURE OF INFORMATION BY IFC IN THE CIRCUMSTANCES CONTEMPLATED BY THIS SECTION DOES NOT VIOLATE ANY DUTY OWED TO THE GUARANTOR OR AGREEMENT BETWEEN IFC AND THE GUARANTOR.

         SECTION 7.07. SUCCESSORS AND ASSIGNS. THIS GUARANTEE BINDS AND INURES TO THE BENEFIT OF THE RESPECTIVE SUCCESSORS AND ASSIGNS OF THE PARTIES, EXCEPT THAT THE GUARANTOR MAY NOT ASSIGN OR OTHERWISE TRANSFER ALL OR ANY PART OF ITS RIGHTS OR OBLIGATIONS UNDER THIS GUARANTEE WITHOUT THE PRIOR WRITTEN CONSENT OF IFC. THE BENEFIT OF THIS GUARANTEE MAY BE FREELY AND UNCONDITIONALLY ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF, IN WHOLE OR IN PART, BY IFC TO ANY OTHER PERSON, CORPORATE OR OTHERWISE.

         SECTION 7.08. AMENDMENT. ANY AMENDMENT OF ANY PROVISION OF THIS GUARANTEE SHALL BE IN WRITING AND SIGNED BY THE PARTIES.

         SECTION 7.09. COUNTERPARTS. THIS GUARANTEE MAY BE EXECUTED IN SEVERAL COUNTERPARTS, EACH OF WHICH IS AN ORIGINAL, BUT ALL OF WHICH TOGETHER CONSTITUTE ONE AND THE SAME AGREEMENT.

         IN WITNESS WHEREOF, THE PARTIES HAVE EXECUTED THIS GUARANTEE AS OF THE DATE FIRST ABOVE WRITTEN.


                           CANARGO ENERGY CORPORATION



                           BY:  /S/   MICHAEL BINNION
                           NAME:
                           TITLE: AUTHORIZED REPRESENTATIVE



                           INTERNATIONAL FINANCE CORPORATION



                           BY:  /S/  MARIA DA GRACA DOMINGUES
                           NAME:
                           TITLE: AUTHORIZED REPRESENTATIVE